UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 16, 2020

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38326	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CWBR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COHBAR, INC.

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below, at the Annual Meeting of the stockholders of CohBar, Inc (the “Company”), held on June 16, 2020 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s Amended and Restated 2011 Equity Incentive Plan (the “Plan”). The Plan Amendment was previously approved by the Company’s Board of Directors, subject to stockholder approval at the Annual Meeting. The Plan Amendment increased the number of shares reserved for issuance thereunder by 4,000,000. After giving effect to the Plan Amendment, there are 14,000,000 total shares reserved for issuance under the 2011 Equity Incentive Plan (including shares reserved for issuance under currently outstanding stock options).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted below, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s certificate of incorporation to increase the number of the Company’s authorized shares of common stock from 75,000,000 to 180,000,000. On June 17, 2020, the Company filed an amendment (the “Certificate Amendment”) to the Third Amended and Restated Certificate of Incorporation with the Delaware Secretary of State to effect such amendment. A copy of the Certificate Amendment is filed as Exhibit 3.1 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders: (i) elected Albion Fitzgerald, Jon Stern, Nir Barzilai, Pinchas Cohen, Phyllis Gardner, David Greenwood, Misha Petkevich and Steven Engle to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; (iii) approved the Plan Amendment; and (iv) approved the Certificate Amendment.

The following is a summary of the voting results for each matter submitted to the stockholders:

Proposal 1. Election of Directors

		Votes	Broker Non-
Name	Votes For	Withheld	Votes
Albion Fitzgerald	18,716,331	10,955	6,299,384
Jon Stern	18,553,576	173,710	6,299,384
Nir Barziali	18,519,596	207,690	6,299,384
Pinchas Cohen	18,519,596	207,690	6,299,384
Phyllis Gardner	18,716,331	10,955	6,299,384
David Greenwood	18,716,306	10,980	6,299,384
Misha Petkevich	18,716,330	10,956	6,299,384
Steven Engle	18,553,601	173,685	6,299,384

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,558,327	456,853	11,490	--

Proposal 3. Approval of an Amendment to the Company’s Amended and Restated 2011 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,339,320	1,278,448	109,518	6,299,384

Proposal 4. Approval of an Amendment to the Company’s Third Amended and Restated Certificate of Incorporation

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,047,796	1,877,216	101,658	--

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

3.1	Amendment to Third Amended and Restated Certificate of Incorporation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

June 18, 2020	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno Chief Financial Officer

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